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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

       Date of Report (Date of earliest event reported): November 5, 2002

                                 NCO GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Pennsylvania                 0-21639                 23-2858652
-------------------------------    -----------------      ----------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

                               507 Prudential Rd.
                                Horsham, PA 19044
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 441-3000
                                                           --------------





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Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

         Not Applicable.

         (b)   Pro Forma Financial Information.

         Not Applicable.

         (c)   Exhibits.


Number   Title
------   -----

99.1     Press Release of NCO Group, Inc. dated November 5, 2002.

99.2     Transcript of NCO Group, Inc. conference call on November 6, 2002.


Item 9.  Regulation FD Disclosure.

On November 5, 2002, NCO Group, Inc. issued a press release commenting on its results for the third quarter of 2002 and guidance for the fourth quarter of 2002. A copy of this press release appears as Exhibits 99.1 to this Report and is incorporated herein by reference.

On November 6, 2002, NCO Group, Inc. hosted an investor conference call to discuss the items discussed in the November 5, 2002 press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call appears as Exhibits 99.2 to this Report and is incorporated herein by reference.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NCO Group, Inc.



                                           By: /s/ Steven L. Winokur
                                               ---------------------------------
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

Date: November 18, 2002